Exhibit 99

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13G with respect to the Common Stock beneficially owned by each of them of BankUnited, Inc. This Joint Filing Agreement shall be included as an Exhibit to such Schedule 13G.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 14th day of February, 2013.

CARLYLE GROUP MANAGEMENT L.L.C.

By:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Chairman

THE CARLYLE GROUP L.P.
By: Carlyle Group Management L.L.C., its general partner

By:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Chairman

CARLYLE HOLDINGS II GP L.L.C.
By: The Carlyle Group L.P., its managing member
By: Carlyle Group Management L.L.C., its general partner

By:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Chairman

CARLYLE HOLDINGS II L.P.

By:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Chairman

TC GROUP CAYMAN INVESTMENT HOLDINGS, L.P.
By: Carlyle Holdings II L.P., its general partner

By:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Chairman

TC GROUP CAYMAN INVESTMENT HOLDINGS SUB L.P.
By: TC Group Cayman Investment Holdings, L.P., its general partner
By: Carlyle Holdings II L.P., its general partner

By:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Chairman

TC GROUP V, L.L.C.
By: TC Group Cayman Investment Holdings Sub L.P., its managing member
By: TC Group Cayman Investment Holdings, L.P., its general partner
By: Carlyle Holdings II L.P., its general partner

By:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Chairman

TC GROUP V, L.P.

By:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Authorized Person

CARLYLE PARTNERS V, L.P.
By: TC Group V, L.P., its general partner

By:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Authorized Person

CP V COINVESTMENT A, L.P.
By: TC Group V, L.P., its general partner

By:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Authorized Person

CP V COINVESTMENT B, L.P.
By: TC Group V, L.P., its general partner

By:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Authorized Person

CARLYLE PARTNERS V-A, L.P.
By: TC Group V, L.P., its general partner

By:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Authorized Person

CARLYLE FINANCIAL SERVICES, LTD.
By: TC Group Cayman Investment Holdings Sub L.P., its managing member
By: TC Group Cayman Investment Holdings, L.P., its general partner
By: Carlyle Holdings II L.P., its general partner

By:	/s/ Ann Siebecker, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Chairman

TCG FINANCIAL SERVICES, L.P.
By: Carlyle Financial Services, Ltd., its general partner

By:	/s/ Ann Siebecker, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Chairman

CARLYLE FINANCIAL SERVICES BU, L.P.
By: TCG Financial Services, L.P., its general partner
By: Carlyle Financial Services, Ltd., its general partner

By:	/s/ Ann Siebecker, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Chairman

CARLYLE HOLDINGS I GP INC.

By:	/s/ John Beczak, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Chairman

CARLYLE HOLDINGS I GP SUB L.L.C.
By: Carlyle Holdings I GP Inc., its managing member

By:	/s/ John Beczak, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Chairman

CARLYLE HOLDINGS I L.P.
By: Carlyle Holdings I GP Sub L.L.C., its general partner
By: Carlyle Holdings I GP Inc., its managing member

By:	/s/ John Beczak, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Chairman

TC GROUP, L.L.C.
By: Carlyle Holdings I L.P., its managing member

By:	/s/ John Beczak, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Chairman

TC GROUP SUB L.P.
By: TC Group, L.L.C., its general partner
By: Carlyle Holdings I L.P., its managing member

By:	/s/ John Beczak, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Chairman

TC GROUP CSP II, L.L.C.

By:	/s/ John Beczak, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Managing Director

CSP II GENERAL PARTNER, L.P.

By:	/s/ John Beczak, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Authorized Person

CARLYLE STRATEGIC PARTNERS II, L.P.
By: CSP II General Partner, L.P., its general partner

By:	/s/ John Beczak, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Authorized Person

CSP II COINVESTMENT, L.P.
By: CSP II General Partner, L.P., its general partner

By:	/s/ John Beczak, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Authorized Person

TCG HOLDINGS, L.L.C.

By:	/s/ John Beczak, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Managing Director

TC GROUP V MANAGING GP, L.L.C.
By: TC Group, L.L.C., its Managing Member
By: TCG Holdings, L.L.C., its Managing Member

By:	/s/ John Beczak, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Managing Director

DBD CAYMAN HOLDINGS, LTD.

By:	/s/ John Beczak, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Ordinary Member

DBD CAYMAN, LTD.
By: DBD Cayman Holdings, Ltd., its sole shareholder

By:	/s/ John Beczak, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Ordinary Member

TCG HOLDINGS CAYMAN II, L.P.
By: DBD Cayman, Ltd., its general partner
By: DBD Cayman Holdings, Ltd., its sole shareholder

By:	/s/ John Beczak, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Ordinary Member